CONVERTIBLE BONDS (Tables)	12 Months Ended
Dec. 31, 2021
Seamless Group Inc [Member]
SCHEDULE OF CONVERTIBLE BONDS

	December 31,
	2021	2020
	US$	US$

Convertible Bond A	—	22,500,000
Convertible Bond B	20,000,000	—
Convertible Bond C	1,000,000	—
Convertible Bond D	—	3,500,000
Total principal	21,000,000	26,000,000
Less: unamortized debt discount	(4,246,810)	(377,901)
Net carrying amount	16,753,190	25,622,099
Less: maturing within one year	(7,561,050)	(25,622,099)
	9,192,140	—